UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                  CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                               November 15, 2005


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     STANDARD MICROSYSTEMS CORPORATION INCENTIVE SAVINGS AND RETIREMENT PLAN
             (Exact name of registrant as specified in its charter)


       DELAWARE                            0-7422             11-2234952
 (State or other jurisdiction         (Commission File    (I.R.S. Employer
  of incorporation or organization)    Number)             Identification No.)



                    80 Arkay Drive, Hauppauge, New York 11788
               (Address of principal executive offices) (Zip Code)



                                 (631) 435-6000
              (Registrant's telephone number, including area code)

                                       N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01. Changes in Certifying Accountant of Standard Microsystems Corporation
           Incentive Savings and Retirement Plan
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(a) On January 6, 2006, the Standard Microsystems  Corporation Incentive Savings
And Retirement Plan(the "Plan") informed PricewaterhouseCoopers ("PwC") that it had been dismissed as the Plan's independent accountants on November 15, 2005. This dismissal was approved by the Plan Administrator. It was also approved by the Audit Committee of Standard Microsystems Corporation. PwC remains as the independent accountant for Standard Microsystems Corporation.

PwC's report on the financial statements for the Plan for the past two fiscal years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2004 and 2003, and through November 15, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC would have caused it to make reference thereto in its report on the Plan's consolidated financial statements for such years, and there were no reportable events, as defined in Regulation S-K Item 304(a)(1)(v).

The Plan has requested that PwC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated January 11, 2006 is filed as Exhibit 16 to this Form 8-K.

(b) The Plan engaged Crowe Chizek and Company LLC ("Crowe")as its new independent accountants for the plan year ended December 31, 2005 effective November 15, 2005.

During the fiscal years ended December 31, 2004 and 2003 and through November 15, 2005, the Plan has not consulted with Crowe regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of opinion that might be rendered on the Plan's financial statements, in respect of which either a written report was provided to the Plan or oral advice was provided that Crowe concluded was an important factor considered by the Plan in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event.

Item 9.01.  Financial Statements and Exhibits
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(d) Exhibits

Exhibit 16 - Letter from PricewaterhouseCoopers LLP, filed with this document.


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                                   SIGNATURES
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Pursuant to the requirements of Section 13 or 15 (d) of the Securities  Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



         STANDARD MICROSYSTEMS CORPORATION INCENTIVE SAVINGS AND RETIREMENT PLAN

                                     (Registrant)


Date: January 11, 2006                By:  /s/ Eric M. Nowling
                                      ---------------------------------
                                      Eric M. Nowling
                                      Plan Administrator
                                      Standard Microsystems Corporation
                                      Incentive Savings and Retirement Plan


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                                  EXHIBIT INDEX
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Exhibit Number      Description
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16                  Letter from PricewaterhouseCoopers LLP to the Securities and
                    Exchange Commission dated January 11, 2006.